Brown Capital Management International Equity Fund

Summary Prospectus | July 29, 2013 (as revised July 2, 2014) Investor Shares (BCIIX) CUSIP Number 115291858

BROWN CAPITAL MANAGEMENT

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.browncapital.com. You can also get this information at no cost by calling 1-877-892-4BCM (1-877-892-4226) or by sending an e-mail request to information@browncapital.com. The Fund’s Prospectus and Statement of Additional Information dated July 29, 2013 are incorporated by reference into this Summary Prospectus.

Investment Objective.   The International Equity Fund seeks long-term capital appreciation. Current income is a secondary consideration in selecting portfolio investments.

Fees and Expenses of the Fund.   These tables describe the fees and expenses that you may pay if you buy and hold shares of the International Equity Fund.

Shareholder Fees
(fees paid directly from your investment)	Investor Shares
Maximum Sales Charge (Load) Imposed On Purchases
(as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed
on shares sold after holding them for less than 60 days)	2.00%

Annual Fund Operating Expenses
 (expenses that you pay each year as a % of the value of your investment)
Management Fees[1]	0.90%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	2.22%
Acquired Fund Fees and Expenses	0.00%
Total Annual Fund Operating Expenses[2]	3.37%
Fee Waivers and/or Expense Reimbursements[3]	(2.12%)
Total Annual Fund Operating Expenses After
Waivers and/or Expense Reimbursements,2,3	1.25%

1.
Management fees have been restated to reflect the Board of Trustees’ approval on June 20, 2014 of an amended investment advisory agreement that reduced the management fee such that effective June 30, 2014, the Fund will pay 0.90% on assets up to $100 million and 0.75% on assets over $100 million. Prior to that time, the management fee was 1.00% on assets up to $100 million and 0.75% on assets over $100 million.

2.
Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Financial Highlights. The information in the Financial Highlights reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

3.
The Advisor has entered into an Expense Limitation Agreement with the International Equity Fund under which it has agreed to reduce the amount of the investment advisory fees to be paid to the Advisor by the International Equity Fund and to assume other expenses of the International Equity Fund, if necessary, in an amount that limits the International Equity Fund’s annual operating expenses (other than interest, taxes, brokerage commissions, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the International Equity Fund’s business, and amounts, if any, payable under a Rule 12b-1 distribution plan) to not more than 1.00% until July 31, 2015. Prior to June 30, 2014, the Advisor capped fees at 1.75% under the Expense Limitation Agreement. The Expense Limitation Agreement may not be terminated by either party prior to that date. Subject to certain conditions such as Fund asset levels being at certain thresholds and operating expenses for the International Equity Fund being less than the operating expenses limit for the International Equity Fund, the International Equity Fund may at a later date reimburse the Advisor for fees waived or limited and other expenses assumed by the Advisor pursuant to the Expense Limitation Agreement. Reimbursement for fees previously waived are subject to Board approval and are only applicable to fees waived or limited and other expenses assumed by the Advisor in the prior three (3) fiscal years.

Example.  This example is intended to help you compare the cost of investing in the International Equity Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the International Equity Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the International Equity Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$127	$838	$1,571	$3,510

Portfolio Turnover.  The International Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the International Equity Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the International Equity Fund’s performance. During the most recent fiscal year, the International Equity Fund’s portfolio turnover rate was 10% of the average value of its portfolio.

Principal Investment Strategies.   The International Equity Fund invests at least 80% of its assets in the equity securities of non-U.S. based companies, those companies domiciled outside the U.S. The International Equity Fund typically invests in common stocks, but has the ability to invest in other types of equity securities such as preferred stocks, convertible bonds, and warrants. The Advisor seeks to purchase equity securities of those companies that the Advisor feels are undervalued relative to their long-term potential in the securities markets. The Advisor utilizes an analysis that seeks to identify those companies trading at a discount to their long-term earnings potential and/or present value of assets held by the company which may be realized.

The Advisor looks at the fundamental characteristics of each company individually, using analysis that includes:

•	relative valuation within an industry sector, and between countries or economic markets;
•	fundamental analysis of the company;
•	long term forecasting of earnings and asset values;
•	fundamental analysis of the country in which the company operates, taking into consideration the macroeconomic, regulatory and political trends within that country;

•	use of investment industry research; and
•	use of direct local contacts in various countries, discussions with company personnel, and company visits.

In constructing and managing the International Equity Fund, the following additional restrictions are used:

•	no individual country will represent more than 25% at cost of the International Equity Fund’s total assets;
•	no more than 15% at cost of the International Equity Fund’s total assets will be invested in emerging market securities;
•	no individual industry will represent more than 20% at cost of the International Equity Fund’s total assets; and
•	no individual security will represent more than 5% at cost of the International Equity Fund’s total assets.

The Advisor generally expects to hold securities for the long term, although securities will be sold when the Advisor feels their potential for future growth is diminished.

Principal Risks of Investing in the Fund.  An investment in the International Equity Fund is subject to investment risks, including the possible loss of some or all of the principal amount invested. There can be no assurance that the International Equity Fund will be successful in meeting its investment objective. Generally, the International Equity Fund will be subject to the following risks:

•	Market Risk: Market risk refers to the possibility that the value of equity securities held by the International Equity Fund may decline due to daily fluctuations in the securities markets.

•
Investment Style Risk:  The performance of the International Equity Fund may be better or worse than the performance of stock funds that focus on other types of stocks or have a broader investment style.

•	Investment Advisor Risk: The Advisor’s ability to choose suitable investments has a significant impact on the ability of the International Equity Fund to achieve its investment objectives.

•
Market Sector Risk:   The percentage of the International Equity Fund’s assets invested in various industries and sectors will vary from time to time depending on the Advisor’s perception of investment opportunities. Investments in particular industries or sectors may be more volatile than the overall stock market.

•
Equity Securities Risk:  To the extent that the majority of the International Equity Fund’s portfolio consists of common stocks, it is expected that the International Equity Fund’s net asset value will be subject to greater price fluctuation than a portfolio containing mostly fixed income securities.

•
Foreign Securities Risk:  Foreign securities may involve investment risks different from those associated with domestic securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may also be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. Adverse political and economic developments or changes in the value of foreign currency can make it difficult for the International Equity Fund to sell its securities and could reduce the value of your shares.

•
Portfolio Turnover Risk:   Although the Advisor intends to hold the International Equity Fund’s portfolio securities for the long-term, the International Equity Fund may sell portfolio securities without regard to the length of time they have been held. The International Equity Fund’s portfolio turnover rate is expected to be less than 100%, but could be higher in any given year. As a higher portfolio turnover rate may involve paying brokerage commissions and other transactions costs, it could result in additional expenses for the International Equity Fund.

Performance Information.  The bar chart and table shown below provide an indication of the risks of investing in the Investor Shares of the International Equity Fund by showing changes in the International Equity Fund’s performance from year to year and by showing how the International Equity Fund’s average annual total returns compare to that of a broad-based securities market index. Prior to November 30, 2011, the Investor Shares did not have a 12b-1 fee. The performance reflected in the bar chart has been restated to reflect the effect of the 12b-1 fee for the Investor Shares. The International Equity Fund’s past performance is not necessarily an indication of how the International Equity Fund will perform in the future. Updated information on the International Equity Fund’s results can be obtained by visiting http://www.browncapital.com/int-funds-overview.html.

Calendar Year Returns

Quarterly Returns During This Time Period
Highest return for a quarter	28.60%	Quarter ended June 30, 2009
Lowest return for a quarter	-22.01%	Quarter ended December 31, 2008
Year-to-date return as of most recent quarter	8.40%	Quarter ended June 30, 2013

Average Annual Total Returns Periods Ended December 31, 2012	Past 1 Year	Past 5 Years	Past 10 Years
International Equity Fund
Before taxes	19.83%	-4.93%	7.23%
After taxes on distributions	19.70%	-5.60%	6.45%
After taxes on distributions and sale of shares	13.05%	-4.45%	6.22%
MSCI EAFE® International Gross Index	17.90%	-3.21%	8.70%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as a 401(k) plan or an individual retirement account (IRA).

Management.

Investment Advisor.  Brown Capital Management, LLC is the International Equity Fund’s Investment Advisor.

Portfolio Managers.  The International Equity Fund is team-managed by Martin J. Steinik (Managing Director and Senior Portfolio Manager of the Advisor), Maurice L. Haywood (Managing Director and Senior Portfolio Manager of the Advisor), and Duncan Evered (Portfolio Manager of the Advisor). Mr. Steinik has served as portfolio manager for the International Equity Fund since 2005, Mr. Haywood has served as portfolio manager since 2006, and Mr. Evered served as portfolio manager since 2011.

Purchase and Sale of Fund Shares.   The Fund’s minimum initial investment for Investor Shares is $5,000 ($2,000 for IRA and Keogh Plans). The Fund’s minimum subsequent investment is $500 ($100 under an automatic investment plan).

Purchase and redemption orders by mail should be sent to the Brown Capital Management Mutual Funds, specifying Fund name and share class, c/o ALPS Fund Services, Inc., P.O. Box 1466, Denver, Colorado 80201. Redemption orders by facsimile should be transmitted to 1-866-205-1499. Please call the Fund at 1-877-892-4BCM (1-877-892-4226) to conduct telephone transactions or to receive wire instructions for bank wire orders. The Fund has also authorized certain broker-dealers to accept purchase or redemption orders on its behalf. Investors who wish to purchase or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

Tax Information.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax deferred arrangement (in such arrangement taxes will be deferred until a later time), such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries.  If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.